Exhibit 10.9

Manufacturing Contract

Customer:	Lightspace Corporation 125 CambridgePark Drive Cambridge MA 02140 Tel: 617-868-1700 www.lightspacecorp.com	Fax: 617-868-1799	Date: May 5, 2005 Contract 20050505/USSL
Manufacturer:	High-Tech O&E Corp/Mechatron Co. Ltd 545 Concord Ave. Cambridge MA 02138. Tel: 617-497-1108 www.hightechonecorp.com	Fax: 617-497-8899

This contract is made by and between the Customer and the Manufacturer (hereafter as MFR): where the Customer agrees to buy and the MFR agrees to sell manufactured products according to the terms and conditions stipulated below:

1.               Customer agrees to purchase a minimum of $5,000,000 of manufactured products from MFR over a five year period.

2.               Customer retains the right to cancel this contract if MFR ownership is not held 100% by Dr. Jicheng Gu.

3.               There will be several stages of design and manufacturing over the life of this agreement, with each stage        involving increasing levels of participation of MFR in the design process, as well as a larger percentage of the manufacturing of the final product as sold by Customer.

4.               The first stage will be the custom parts list attached as Order AI, and Customer may request full or partial orders to be made and delivered in increments of 10%. MFR agrees to provide new design of quad pixel without charge, and the price of quad pixel will be adjusted.

5.               AOR 2 — 4 weeks for each delivery order. The first order/delivery will be longer because of tooling preparation.

6.               Payment by LIC, with 50% upon placing order and balance upon delivery.

7.               Provided at least $1,000,000 of this contract is satisfied within the first two years, MFR will not charge Customer for tooling, and Customer shall own the tooling free of charge. Otherwise, Customer will pay for tooling, and shall own all tooling paid for.

8.               Termination of this contract shall be at the earlier of five years after signing or on misalignment. Customer and MFR must mutually agree to pricing, quality standards, and delivery schedules prior to each order or partial order to avoid misalignment and minimum purchase commitment abrogation.

Lightspace Corporation		High-Tech O&E Corp./Mechatron
By:		By:
Name:	Ken Lang	Name:
Title:	CEO	Title:
Date:	5/15/05	Date:

ORDER A1

1	MEC-2051-00 Cover Bottom Tile	25,000 pcs	$3.15/pc	$78,750.00	TBD
2	MEC-0042-00 Cover Tile 5mm thickness instead	25,000 pcs	$6.98/pc	$174,500.00	TBD
3	MEC-0038-00 A1 Base Support	100,000 pcs	$0.19/pc	$19,000.00	None
4	MEC-0054-00 A1 BusBar C’sink	100,000 pcs	$3.78/pc	$378,000.00	TBD
5	MEC-2020 LED Cradle	400,000 pcs	$0.05/pcs	$20,000.00	TBD
6	MEC-2021 LED Cradle	400,000 pcs	$0.05/pc	$20,000.00	TBD
7	MEC-2002 Quad Pixel	100,000 pcs	$2.25/pc	$225,000.00	TBD
8	MEC-0041 Cover Tube	100,000 pcs	$0.39/pc	$39,000.00	TBD
9	MEC-2013 Reflector	400,000 pcs	$0.l28/pcs	$51,200.00	TBD

EXHIBITS

A.  LIST OF PRODUCTS WITH DESCRIPTIONS AND CONSIGN COMPONENTS

2/9/2006

ASSEMBLY NUMBER: TIA-0001-00

Revision: 3.4.3 — corrected OM and updated software revisions (Y.B.)

Last update: 02/09/06

Lightspace Consign

Qty	Part Number	Rev	Description	Vendor	Lightspace Consign	Notes
16	LEO-0002-01	A	LED, RED, OVAL, 5MM, T.H.	N-CHIA AMERICA	16,700
16	LEO-0003-00	A	LED, GREEN, OVAL, 5MM, T.H.	N-CHIA AMERICA	16,600
16	LEO-0004-00	A	LED, BLUE, OVAL, 5MM, T.H.	N-CHIA AMERICA	16,600

16	MEC-2020-00	3	MEC, LED CRADLE	VIQUEST TECHNOLOGY	16,000
16	MEC-2021-00	4	MEC, LED CRADLE TOP	VIQUEST TECHNOLOGY	16,000
1	ICS-0001-00	A	ICS, ETHERNET MAGNETIC, T.H.	HALO	1,200
1	CBL-0001-00	2,1	CBL, MMCX R/A PLUG TO SMA MALE, 10.75”	JEM	1,000
1	CBL-0001-00	2,1	CBL, MMCX R/A JACK TO SMA MALE, 9.5”	JEM	1,000
2	MEC-0052-00	2	MEC, SPRING CLIP, BARBED		10,000
2	CBA-3001-00	1	CBA, ASSY, FAST ON, BLACK	Alronix	3,600
2	CBA-3002-00	1	CBA, ASSY, FAST ON, RED	Alronix	3,600
4	MAG-0001-00	A	MAG, NEODYMIUM, .250” DIA x .250” LENGTH	Magnet Source	4,000

Integratech purchase

Qty	Part Number	Rev	Description	Vendor	Notes
1	HDW-0003-00	A	HDW, SCREW, #6 x 1 7/8” PHIL PAN M/S SS	IT Distribution
4	HDW-0004-00	A	HDW, SCREW, #6 x 1 ½” PHIL PAN M/S SS	IT Distribution
4	HDW-0015-00	A	HDW, SCREW, #6 x ¼” PHIL PAN M/S SS, EXTERNAL SEMS	IT Distribution
2	HDW-0070-00	A	HDW, SCREW, #6 x 3/8, FLAT HEAD PHILLIPS, SST	IT Distribution
4	HDW-0074-00	A	HDW, SCREW, #6 x 3/8, PAN HEAD SLOTTED, NYLON	IT Distribution
4	HDW-0072-00	A	HDW, SCREW, #6 x 3/16” PHIL PAN ZINC, EXTERNAL SEMS	IT Distribution

4	HDW-0006-00	A	HDW, SCREW, #6 x 3/8” PHIL PAN M/S SS (INS) EXTERNAL SEMS	IT Distribution
1	LBL-0002-00	A	LBL, AVERY CLEAR (5667/8887)
5	MEC-0056-00	1	MEC, PIXEL CONNECTOR	MetroTek	customer pricing
1	MEC-0042-00	3	MEC,TILE COVER, 3 PRONG, UL94-VO	IT PLASTICS	customer pricing $10.00
16	MEC-2013-00	3	MEC, REFLECTOR, PIXEL	IT PLASTICS	customer pricing $21
4	MEC-0038-00	1	MEC, PRESSURE SPRING BASE SUPPORT	MetroTek	customer pricing
4	MEC-0039-00	1	MEC, PRESSURE SPRING, ZINC PLATED	IT Distribution
2	MEC-2036-00	2	MEC, STANDOFF, CONDUCTIVE	MetroTek/ IT Distribution

1	MEC-2051-00	6	MEC, COVER, BOTTOM, TILE	Advanced Engineering	customer pricing $4.85
1	MEC-2057-00	1	MEC, INSERT COVER/HOLD DOWN WASHER	Advanced Engineering
4	HDW-0073-00	A	HDW, SHEETMETAL SCREW, #4 x3/8, FLAT HEAD, ZINC	IT Distribution

Integratech manufacture

Qty	Part Number	Rev	Description	Vendor	Notes
4	MEC-0054-00	1	MEC, BUS BAR, C’SINK	IT metals	customer pricing $2.98

Integratech purchase or manufacture

Qty	Part Number	Rev	Description	Vendor	Notes
4	MEC-2002-00	1	MEC, QUAD PIX, LS-2002 WITH INSERTS	IT PLASTICS	customer pricing
4	MEC-0041-00	3	MEC, TUBE COVER, 3 PRONG	Plastic Works	customer pricing

2/9/2006

2006 Build Master Plan (Rev1.2) Feb 9 2006

	Q1/06			Q2/06			Q3/06			Q4/06			2006
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
Build Number	#0	#1	#2	#3	#4	#5	#6	#7	#8	#9	#10	#11
Rev.	3.4.2	3.4.2	3.4.2	3.4.3	3.3.4	3.4.3	3.4.3	3.4.3/4.0	4.0	4.0	4.0	4.0

Proposed Builds	400	450	500	550	800	1100	1200	1300	1600	1800	2000	11800
					(700+100)
							(700+100)
Delivery to Lightspace	500	0	0	400	500	500	650	800	1100	1200	1300	1600	8500

Assumption: Each build starts 6-8 weeks before delivery

** [Confidential Treatment Requested] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

B.  PURCHASE ORDERS, DELIVERY QUANTITIES, PRICING

Build	Delivery Date to Lightspace	Product Name	Product #	Quote #	qty	unit $	Delivery
#1	04/07/06	G1.0 Interactive Tile	TIA-0001-00	0510021C-B	400	**[Confidential Treatment Requested]	Starting second week in April at minimum 100 units per week
#2	05/01/06	G1.0 Interactive Tite	TIA-0001-00	0510021C-B	450	**[Confidential Treatment Requested]	Starting May 1st at minimum 100 units per week
#3	06/01/06	G1.0 Interactive Tile	TIA-0001-00	0510021C-B	500	**[Confidential Treatment Requested]	Starting June 1st at minimum 125 units per week
#4	07/03/06	G1.0 Interactive Tile	TIA-0001-00	0510021C-B	650	**[Confidential Treatment Requested]	Starting July 3rd at minimum 175 units per week
#5A	08/01/06	G1.0 Interactive Tile	TIA-0001-00	0510021C-B	700	**[Confidential Treatment Requested]	Starting August 1st at minimum 175 units per week
#5B	08/01/06	G1.5 — Pilot Interactive Tile	TIA-0002-00	TBD	100	TBD	Starting August 1st at Minimum 50 units per week
#6	09/01/06	G1.5 Interactive Tile	TIA-0002-00	TBD	1100	TBD	Starting September 1st at minimum 275 units per week

#7	10/02/06	G1.5 Interactive Tile	TIA-0002-00	TBD	1200	TBD	Starting October 2nd at minimum 300 units per week
#8	11/01/06	G1.5 Interactive Tile	TIA-0002-00	TBD	1300	TBD	Starting November 1st at minimum 325 units per week
#9	12/01/06	G1.5 Interactive Tile	TIA-0002-00	TBD	1600	TBD	Starting December 1st at minimum 400 units per week

C.  SPECIFICATIONS — MANUFACTURING/TEST

D.  ENGINEERING CHANGE ORDER SUMMARY FORM

E.  TOOLING AND FIXTURES

F.  RMA PROCESS